UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 27, 2022
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 27, 2022, at the annual meeting of shareholders (the “2022 Annual Meeting”) of Marathon Petroleum Corporation (the "Company"), the Company's shareholders approved an amendment to the Company's Restated Certificate of Incorporation to amend the exclusive forum provision. Following shareholder approval, the Company's Board of Directors approved the form of Certificate of Amendment to the Company's Restated Certificate of Incorporation, and a form of Restated Certificate of Incorporation, which restates and integrates into a single document, but does not further amend, the Company's certificate of incorporation, as amended and restated to date. On April 29, 2022, the Company filed the Certificate of Amendment and the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The foregoing summary of the Certificate of Amendment and the Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Amendment and the Restated Certificate of Incorporation, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company's 2022 Annual Meeting was held on April 27, 2022. Following are the voting results for the proposals considered and voted upon at the 2022 Annual Meeting.

1.	ELECTION OF CLASS II DIRECTORS
The shareholders elected each of Evan Bayh, Charles E. Bunch, Edward G. Galante and Kim K.W. Rucker as Class II directors, each to serve terms expiring on the date of the Company’s 2025 annual meeting of shareholders and until each such director's successor is duly elected and qualified or until each such director's earlier death, resignation or removal, by the following votes:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Evan Bayh	351,505,794	42,948,347	4,937,512	71,966,684
Charles E. Bunch	332,491,744	61,976,538	4,923,371	71,966,684
Edward G. Galante	326,403,456	72,210,377	777,820	71,966,684
Kim K.W. Rucker	367,131,880	31,498,587	761,186	71,966,684

2.	RATIFICATION OF INDEPENDENT AUDITOR FOR 2022
The shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for the year ending December 31, 2022, by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
463,915,605	6,243,493	1,199,239

3.	APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION
The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
365,295,266	32,740,348	1,356,039	71,966,684

4.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS
The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors did not receive the required affirmative vote of at least 80% of the Company’s outstanding shares entitled to vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
395,561,264	2,586,317	1,244,072	71,966,684

5.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY PROVISIONS

The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate supermajority provisions did not receive the required affirmative vote of at least 80% of the Company’s outstanding shares entitled to vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
394,807,815	3,403,937	1,179,901	71,966,684

6.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO AMEND THE EXCLUSIVE FORUM PROVISION
The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to amend the exclusive forum provision received the required affirmative vote of at least a majority of the Company’s outstanding shares entitled to vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
347,388,698	50,522,543	1,480,412	71,966,684

7.	SHAREHOLDER PROPOSAL SEEKING ALTERNATIVE SHAREHOLDER RIGHT TO CALL A SPECIAL MEETING
The shareholder proposal seeking an alternative shareholder right to call a special meeting was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
162,229,203	235,792,205	1,370,245	71,966,684

8.	SHAREHOLDER PROPOSAL SEEKING AMENDMENT TO EXISTING CLAWBACK PROVISIONS
The shareholder proposal seeking an amendment to the Company's existing clawback provisions was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
182,922,770	214,550,086	1,918,797	71,966,684

9.	SHAREHOLDER PROPOSAL SEEKING REPORT ON JUST TRANSITION
The shareholder proposal seeking a report on just transition was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
63,776,205	331,058,866	4,556,582	71,966,684

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment, dated April 29, 2022, to the Restated Certificate of Incorporation of Marathon Petroleum Corporation

3.2	Restated Certificate of Incorporation of Marathon Petroleum Corporation, dated April 29, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: May 2, 2022	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary